Exhibit 10.1

SECOND AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

DATED AS OF SEPTEMBER 30, 2010

Reference is made to that certain LOAN AND SECURITY AGREEMENT dated as of October 28, 2009 (the “Loan and Security Agreement”), by and between PRIMORIS SERVICES CORPORATION, a Delaware corporation (the “Borrower”), which has its chief executive office located at 26000 Commercentre Drive, Lake Forest, California 92630, and THE PRIVATEBANK AND TRUST COMPANY, (the “Bank”), whose address is 120 South LaSalle Street, Chicago, Illinois 60603, Chicago, Illinois 60603.  All capitalized terms used herein without definition shall have the same meanings herein as those terms have been defined in the Loan and Security Agreement.

NOW THEREFORE, in consideration of the premises, and the mutual covenants and agreements set forth herein, the Borrower and Bank hereby agree to amend the Loan and Security Agreement as follows:

Section A.             AMENDMENT

1.             Section 1.1 Definitions is hereby amended by adding the following definition in proper alphabetical order:

“First Amended Revolving Notes” shall mean the revolving notes, dated as of September 30, 2010, each in the amount of the Revolving Loan A Commitment and the Revolving Loan B Commitment and maturing on the Revolving Loan A Maturity Date and the Revolving Loan B Maturity Date, duly executed by the Borrower and payable to the order of the Bank, together with any and all renewal, extension, modification or replacement notes executed by the Borrower and delivered to the Bank and given in substitution therefor.

2.             The definition of “Guarantor” and “Guaranties” in Section 1.1 Definitions is hereby deleted and the following is inserted therefor:

“Guarantor” and “Guaranties” shall mean, respectively, each of and collectively, the following Persons:  ARB, Inc.; ARB Structures, Inc.; Cardinal Contractors, Inc.; Cardinal Mechanical, Inc.; Juniper Rock Corporation; Onquest, Inc.; Stellaris, LLC; and any other Person signing a Guaranty.

3.             The definition of “Revolving Loan A Maturity Date” in Section 1.1 Definitions is hereby deleted and the following is inserted therefor:

“Revolving Loan A Maturity Date” shall mean October 26, 2013, unless extended by the Bank pursuant to any modification, extension or renewal note executed by the Borrower and accepted by the Bank in its sold and absolute discretion in substitution for the Revolving Note.

4.             The definition of “Revolving Loan B Maturity Date” in Section 1.1 Definitions is hereby deleted and the following is inserted therefor:

“Revolving Loan B Maturity Date” shall mean October 26, 2011, unless extended by the Bank pursuant to any modification, extension or renewal note executed by the Borrower and accepted by the Bank in its sold and absolute discretion in substitution for the Revolving Note.

5.             The Revolving Notes are hereby replaced with the First Amended Revolving Notes in the forms attached hereto as EXHIBIT A and EXHIBIT B.

6.             The Guaranty of Cardinal Mechanical, LP is hereby released and replaced with the Guaranty of Cardinal Mechanical, Inc.  Any reference to the Guaranty of Cardinal Mechanical, LP shall be a reference to the Guaranty of Cardinal Mechanical, Inc.

7.             The Security Agreement of Cardinal Mechanical, LP is hereby released and replaced with the Security Agreement of Cardinal Mechanical, Inc.  Any reference to the Security Agreement of Cardinal Mechanical, LP shall be a reference to the Security Agreement of Cardinal Mechanical, Inc.

Section B.             NO OTHER CHANGE OF TERMS.

Except as amended by the foregoing, no other terms of the Loan and Security Agreement are in any way changed in this Second Amendment and the Loan and Security Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Amendment need not be made in the Loan and Security Agreement, or any other instrument or document executed in connection therewith, any reference in any such items to the Loan and Security Agreement being sufficient to refer to the Loan and Security Agreement as amended hereby.

Section C.             CONDITIONS OF AMENDMENT.

Notwithstanding any other provisions of this Second Amendment, the Bank shall not be required to continue all or any portion of the Loans if any of the following conditions shall have occurred:

1.             Documents.   The Borrower shall have failed to execute and deliver or shall have failed to cause to have executed and delivered to Bank any of the following Documents, all of which must be satisfactory to the Bank and the Bank’s counsel in form, substance and execution:

(a)           Amendment.   Two copies of the Second Amendment duly executed by the Borrower, as well as continued satisfaction of all conditions set forth in the Loan and Security Agreement.

(b)           First Amended Revolving Notes.   One original of each of the First Amended Revolving Notes.

(c)           Acknowledgements and Reaffirmations of Guaranties and Security Agreements and Acknowledgements of First Amended Revolving Notes. Two copies of the Acknowledgements and Reaffirmations of Guaranties and Security Agreements and the Acknowledgements of the First Amended Revolving Notes, of even date herewith, duly executed by the Guarantors.

(d)           Guaranty of Cardinal Mechanical, Inc.   Two copies of the Guaranty, of even date herewith, duly executed by Cardinal Mechanical, Inc.

(e)           Security Agreement of Cardinal Mechanical, Inc.   Two copies of the Security Agreement, of even date herewith, duly executed by Cardinal Mechanical, Inc.

(f)            Uniform Commercial Code Financing Statement - Cardinal Mechanical, Inc.  A Uniform Commercial Code Financing Statement which grants to the Bank, upon filing in the State of Texas, a first perfected security interest in certain collateral, as determined by the Bank, of Cardinal Mechanical, Inc.

(g)           Review of Financial Information.   Satisfactory review by the Bank of the Borrower’s audited historical and projected financial information.

(h)           Business Examination.   Satisfactory examination by the Bank of the Borrower’s business.

(i)            Organizational and Authorization Documents.   Copies of (i) Resolutions of the board of directors of the Borrower approving and authorizing the execution, delivery and performance of the Second Amendment and any further extensions, renewals or modifications of the Loan and Security Agreement; (ii) signature and incumbency certificates of the officers of the Borrower, executing the Second Amendment and certifying as to the Articles of Incorporation and Bylaws, each of which the Borrower hereby certifies to be true and complete, and in full force and effect without modification, it being understood that the Bank may conclusively rely on each such document and certificate until formally advised by the Borrower of any changes therein; (iii) a Good Standing Certificate of the Borrower issued by the State of Delaware; and (iv) Good Standing Certificates and certificates of tax status, as applicable, of the Guarantors issued by their respective states of incorporation or organization.

(j)            Organizational and Authorization Documents of Cardinal Mechanical, Inc.  Copies of (i) Resolutions of the board of directors of Cardinal Mechanical, Inc. approving the Guaranty and Security Agreement of Cardinal Mechanical, Inc. and acknowledging the Loan and Security Agreement, the First Amendment to Loan and Security Agreement and this Second Amendment to Loan and Security Agreement; (ii) Good Standing Certificate of Cardinal Mechanical, Inc. issued by the Secretary of State of Texas; (iii) certified Articles of Incorporation of Cardinal Mechanical, Inc; and (iv) Bylaws of Cardinal Mechanical, Inc.

(k)           Uniform Commercial Code Searches.   UCC Searches of the Borrower and the Guarantors in their respective states of incorporation or organization.

(l)            Additional Documents.   Such other certificates, financial statements, schedules, resolutions, opinions of counsel and other documents which are provided for hereunder or which the Bank shall require.

2.             Event of Default.   The Borrower hereby represents to the Bank that no Event of Default or Unmatured Event of Default or Material Adverse Effect has occurred or is continuing.

3.             Representations, Warranties and Covenants. The Borrower hereby represents to the Bank that as of the date hereof, the representations, warranties and covenants set forth in the Loan and Security Agreement, as amended to date, are and shall be and remain true and correct in all material respects (except that the financial covenants shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Bank) and the Borrower is in full compliance with all other terms and conditions of the Loan and Security Agreement.

[Signature Page to Follow]

This Amendment may be executed in counterpart, and by facsimile and by the different parties on different counterpart signature pages, which taken together, shall constitute one and the same Agreement.  This Amendment shall be governed by internal laws of the State of Illinois.

Dated as of this 30th day of September, 2010.

PRIMORIS SERVICES CORPORATION,
a Delaware corporation

By:	/s/ Peter J. Moerbeek
Name:	Peter J. Moerbeek
Title:	CFO

Agreed and accepted:

THE PRIVATEBANK AND TRUST COMPANY

By:	/s/ John M. O’Connell
Name:	John M. O’Connell
Title:	Associate Managing Director

EXHIBIT A

FIRST AMENDED REVOLVING NOTE

$20,000,000.00	Dated as of September 30, 2010
Chicago, Illinois

FOR VALUE RECEIVED, PRIMORIS SERVICES CORPORATION, a Delaware corporation  (the “Borrower”), whose address is 26000 Commercentre Drive, Lake Forest, California 92630, promises to pay to the order THE PRIVATEBANK AND TRUST COMPANY (hereinafter, together with any holder hereof, the “Bank”), whose address is 120 South LaSalle Street, Chicago, Illinois 60603, on or before the Revolving Loan A Maturity Date, the lesser of (i) TWENTY MILLION and 00/100 DOLLARS ($20,000,000.00), or (ii) the aggregate principal amount of all Revolving Loans A outstanding under and pursuant to that certain Loan and Security Agreement dated as of October 28, 2009, executed by and between the Borrower and the Bank, as amended from time to time (as amended, supplemented or modified from time to time, the “Loan and Security Agreement”), and made available by the Bank to the Borrower at the maturity or maturities and in the amount or amounts stated on the records of the Bank, together with interest (computed on the actual number of days elapsed on the basis of a 360 day year) on the aggregate principal amount of all Revolving Loans A outstanding from time to time as provided in the Loan and Security Agreement.  Capitalized words and phrases not otherwise defined herein shall have the meanings assigned thereto in the Loan and Security Agreement.

This First Amended Revolving Loan replaces the Revolving Note evidencing the Revolving Loans A dated as of October 28, 2009.

This Revolving Note evidences the Revolving Loans A, Letters of Credit and other indebtedness incurred by the Borrower under and pursuant to the Loan and Security Agreement, to which reference is hereby made for a statement of the terms and conditions under which the Revolving Loan A Maturity Date or any payment hereon may be accelerated.  The holder of this Revolving Note is entitled to all of the benefits and security provided for in the Loan and Security Agreement.  All Revolving Loans A shall be repaid by the Borrower on the Revolving Loan A Maturity Date, unless payable sooner pursuant to the provisions of the Loan and Security Agreement.

Principal and interest shall be paid to the Bank at its address set forth above, or at such other place as the holder of this Revolving Note shall designate in writing to the Borrower.  Each Revolving Loan A made, and all Letters of Credit issued by, the Bank, and all payments on account of the principal and interest thereof shall be recorded on the books and records of the Bank and the principal balance as shown on such books and records, or any copy thereof certified by an officer of the Bank, shall be rebuttably presumptive evidence of the principal amount owing hereunder.

Except for such notices as may be required under the terms of the Loan and Security Agreement, the Borrower waives presentment, demand, notice, protest, and all other demands, or notices, in connection with the delivery, acceptance, performance, default, or enforcement of this Revolving Note, and assents to any extension or postponement of the time of payment or any other indulgence.

The Revolving Loans A and the Letters of Credit evidenced hereby have been made and/or issued and this Revolving Note has been delivered at the Bank’s main office set forth above.  This Revolving Note shall be governed and construed in accordance with the laws of the State of Illinois, in which state it shall be performed, and shall be binding upon the Borrower, and its legal representatives, successors, and assigns.  Wherever possible, each provision of the Loan and Security Agreement and this Revolving Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Loan and Security Agreement or this Revolving Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of the Loan and Security Agreement or this Revolving Note.  The term “Borrower” as used herein shall mean all parties signing this Revolving Note, and each one of them, and all such parties, their respective successors and assigns, shall be jointly and severally obligated hereunder.

IN WITNESS WHEREOF, the Borrower has executed this First Amended Revolving Note as of the date set forth above.

PRIMORIS SERVICES CORPORATION,
a Delaware corporation

By:
Peter J. Moerbeek
Executive Vice President, Chief Financial Officer

EXHIBIT B

FIRST AMENDED REVOLVING NOTE

$15,000,000.00	Dated as of September 30, 2010
Chicago, Illinois

FOR VALUE RECEIVED, PRIMORIS SERVICES CORPORATION, a Delaware corporation  (the “Borrower”), whose address is 26000 Commercentre Drive, Lake Forest, California 92630, promises to pay to the order THE PRIVATEBANK AND TRUST COMPANY (hereinafter, together with any holder hereof, the “Bank”), whose address is 120 South LaSalle Street, Chicago, Illinois 60603, on or before the Revolving Loan B Maturity Date, the lesser of (i) FIFTEEN MILLION and 00/100 DOLLARS ($15,000,000.00), or (ii) the aggregate principal amount of all Revolving Loans B outstanding under and pursuant to that certain Loan and Security Agreement dated as of October 28, 2009, executed by and between the Borrower and the Bank, as amended from time to time (as amended, supplemented or modified from time to time, the “Loan and Security Agreement”), and made available by the Bank to the Borrower at the maturity or maturities and in the amount or amounts stated on the records of the Bank, together with interest (computed on the actual number of days elapsed on the basis of a 360 day year) on the aggregate principal amount of all Revolving Loans outstanding from time to time as provided in the Loan and Security Agreement.  Capitalized words and phrases not otherwise defined herein shall have the meanings assigned thereto in the Loan and Security Agreement.

This First Amended Revolving Loan replaces the Revolving Note evidencing the Revolving Loans B dated as of October 28, 2009.

This Revolving Note evidences the Revolving Loans B and other indebtedness incurred by the Borrower under and pursuant to the Loan and Security Agreement, to which reference is hereby made for a statement of the terms and conditions under which the Revolving Loan B Maturity Date or any payment hereon may be accelerated.  The holder of this Revolving Note is entitled to all of the benefits and security provided for in the Loan and Security Agreement.  All Revolving Loans B shall be repaid by the Borrower on the Revolving Loan B Maturity Date, unless payable sooner pursuant to the provisions of the Loan and Security Agreement.

Principal and interest shall be paid to the Bank at its address set forth above, or at such other place as the holder of this Revolving Note shall designate in writing to the Borrower.  Each Revolving Loan made by the Bank, and all payments on account of the principal and interest thereof shall be recorded on the books and records of the Bank and the principal balance as shown on such books and records, or any copy thereof certified by an officer of the Bank, shall be rebuttably presumptive evidence of the principal amount owing hereunder.

Except for such notices as may be required under the terms of the Loan and Security Agreement, the Borrower waives presentment, demand, notice, protest, and all other demands, or notices, in connection with the delivery, acceptance, performance, default, or enforcement of this Revolving Note, and assents to any extension or postponement of the time of payment or any other indulgence.

The Revolving Loans evidenced hereby have been made and/or issued and this Revolving Note has been delivered at the Bank’s main office set forth above.  This Revolving Note shall be governed and construed in accordance with the laws of the State of Illinois, in which state it shall be performed, and shall be binding upon the Borrower, and its legal representatives, successors, and assigns.  Wherever possible, each provision of the Loan and Security Agreement and this Revolving Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Loan and Security Agreement or this Revolving Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of the Loan and Security Agreement or this Revolving Note.  The term “Borrower” as used herein shall mean all parties signing this Revolving Note, and each one of them, and all such parties, their respective successors and assigns, shall be jointly and severally obligated hereunder.

IN WITNESS WHEREOF, the Borrower has executed this First Amended Revolving Note as of the date set forth above.

PRIMORIS SERVICES CORPORATION,
a Delaware corporation

By:
Peter J. Moerbeek
Executive Vice President, Chief Financial Officer